NASDAQ: ISEE August 2019

Forward-looking Statements Any statements in this presentation about IVERIC bio’s future expectations, plans and prospects constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements about IVERIC bio’s strategy, future operations and future expectations and plans and prospects for IVERIC bio, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. In this presentation, IVERIC bio’s forward-looking statements include statements about the implementation of its strategic plan, including its focus on developing gene therapies for orphan inherited retinal diseases, the projected use of cash and cash balances, the timing, progress and results of clinical trials and other research and development activities, the potential utility of its product candidates, and the potential for its business development strategy, including its collaborative gene therapy research programs and any potential in-license or acquisition opportunities. Such forward-looking statements involve substantial risks and uncertainties that could cause IVERIC bio’s preclinical and clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, those related to the initiation and the progress of research and development programs and clinical trials, availability of data from these programs, reliance on university collaborators and other third parties, establishment of manufacturing capabilities, expectations for regulatory matters, need for additional financing and negotiation and consummation of in-license and/or acquisition transactions and other factors discussed in the “Risk Factors” section contained in the quarterly and annual reports that IVERIC bio files with the Securities and Exchange Commission. Any forward-looking statements represent IVERIC bio’s views only as of the date of this presentation. IVERIC bio anticipates that subsequent events and developments will cause its views to change. While IVERIC bio may elect to update these forward-looking statements at some point in the future, IVERIC bio specifically disclaims any obligation to do so except as required by law. 2

A leader in developing transformative gene therapy treatments for patients with orphan inherited retinal diseases

Well-positioned as a Leader in Orphan Inherited Retinal Disease Gene Therapy Compelling Science – Clear rationale for product constructs & strong pre-clinical animal data High Unmet Medical Need & Potential Best-in-Class Significant Commercial Opportunity – Program criteria: large epidemiology, unmet medical need, first and/or best-in-class Execution Focused – Gene therapy programs progressing toward INDs in 2020 and 2021 (IC-100 & IC-200) – Collaborations with leading academic gene therapy centers – UPenn, UMass, UFlorida – Strategic manufacturing relationship with Catalent’s Paragon Gene Therapy – Manufacturing for lead product candidates underway and GMP slots secured – Continuing to evaluate additional BD opportunities Strong Cash Position and Well-Capitalized – 6/30/19: ~$107 million cash; estimated YE’19 cash of $80 million - $85 million* – Cash runway through end of 2021* 4 *Estimate as of August 14, 2019 ; based on current business plan and excludes any potential business development activities or any other changes to the Company’s current R&D programs

Strong Senior Management with Significant Execution Experience and Domain Expertise in Retina Key Management Experience Glenn Sblendorio Chief Executive Officer Kourous A. Rezaei, MD Chief Medical Officer David F. Carroll Chief Financial Officer Keith Westby Chief Operating Officer Evelyn Harrison Chief Clinical Operations Officer Ramil Latypov, PhD Head of CMC Gene Therapy Jennifer LeCouter, PhD Director of Research Vishal Kapoor Chief Business Officer 5

# IVERIC bio Gene Therapy Pipeline

Goal: Broadest and deepest inherited retinal disease portfolio

**AAV Gene Therapy**

| Indication | Research | Pre-clin. | Phase 1/2 | Phase 3 | Planned Milestones |
|---|---|---|---|---|---|
| **IC-100: RHO-adRP (AAV5)** | ■ | ■ | | | • Phase 1/2: plan to initiate **2H 2020** |
| **IC-200: *BEST1*-Related IRDs (AAV2)** | ■ | ■ | | | • Phase 1/2: plan to initiate **1H 2021** |
| **miniCEP290: LCA10** | ■ | | | | • Research results: expected in **2019** |
| **miniABCA4: STGD1** | ■ | | | | • Research results: expected in **2020***|
| **miniUSH2A: *USH2A*-related IRDs** | ■ | | | | • Recently commenced* |
| **AAV Gene Delivery Technology** | ■ | | | | • Research results: expected in **2019*** |

*We have an option to exclusively in-license intellectual property resulting from ongoing sponsored research.

- Compelling Science
- High Unmet Medical Need & Potential Best-in-Class
- Significant Orphan Patient Populations

IVERIC bio

6

# Patient Populations for Orphan IRDs[1]

Portfolio of Programs has multi-billion $ cumulative net sales potential[2]


~2.7K - 4.1K
LCA10
~11K
RHO-adRP
~10K - 40K
BEST1
~20K - 62K
USH2A
~62K - 77K
Stargardt

[1] Estimated combined patient populations in US and EU5 for each indication based on published literature:
RHO-adRP estimate based on data from Arch Ophthalmology 2007 Feb; 125(2): 151–158./ BEST1-related estimate based on data from Ophthalmic Genet. 2017 ; 38(2): 143–147. doi:10.1080/13816810.2016.1175645 / LCA10 estimate based on data from various sources including Genetics Home Reference; Am J Hum Genet 2006 Sep; 79(3) 556-561; Gene Reviews, Leber Congenital Amaurosis, Last update May 2, 2013; Human Mutation, Mutation in Brief #956(2007) / Stargardt data from National Eye Institute, Genetics Home Reference and Progstar Natural History Study / USH2A estimates based on data from Experimental Eye Research Vol 79, Issue 2, Aug 2004: 167-173.
[2] Non risk-adjusted

IVERIC bio
7

Scientific Collaborations: Leading Academic Gene Therapy Centers 8

Manufacturing Strategy Strategic Manufacturing Relationship with Catalent’s Paragon Gene Therapy – Proven expertise in gene therapy manufacturing – World-class and state-of-the-art GMP gene therapy biomanufacturing capabilities Paragon collaboration includes process development and manufacturing of both IC-100 and IC-200 – IND-enabling toxicology study material – GMP-grade AAV vector for Phase 1/2 clinical studies Aldevron contracted for supply of plasmids (critical starting material) 9

Rhodopsin-Mediated Autosomal Dominant Retinitis Pigmentosa IC-100: scAAV2/5-H1p-shRNA820 -hOP-RHO820 10

IC-100: RHO-adRP Phase 1/2 Planned to Initiate in 2H 2020 Significant Commercial Opportunity – Estimated prevalence: ~11K in the US & EU5 combined1 – High unmet need: Bilateral degeneration of rod and cone photoreceptors, leading to night blindness and progressive visual impairment – Potentially first-in-class and best-in-class: Lead gene therapy product candidate Mutation independent approach compared to gene editing or RNA Compelling Science – Proof-of-concept in two animal models (canine and mouse) Long-term preservation of retinal structure and function ~ 9 months – Knockdown and replacement with a single AAV vector Clear Path to IND Submission in 2020 – Completed: Pre-IND FDA meeting and process development at Paragon – Ongoing: Natural History studies – Next Steps: IND-enabling tox studies and GMP production (slots secured at Paragon) 11 1RHO-adRP estimate based on data from Arch Ophthalmology 2007 Feb; 125(2): 151–158.

Rhodopsin-Mediated Autosomal Dominant Retinitis Pigmentosa Retinitis pigmentosa (RP): most prevalent inherited retinal dystrophy Rhodopsin Molecule Bilateral degeneration of rod and cone photoreceptors that ultimately leads to night blindness and progressive visual impairment adRP: The most common autosomal dominant retinal disease More than 150 identified rhodopsin gene (RHO) mutations The mutant rhodopsin protein is toxic 12 Source: Prog Retin Eye Res 2018; 62:1-23. Estimate based on data from Arch Ophthalmology 2007 Feb; 125(2): 151–158.

ADRP Caused by RHO Mutation Phenotypic feature in a patient with RHO mutation showing inferior photoreceptor degeneration corresponding to superior visual field loss Normal RHO-adRP Superior visual field loss Loss of photoreceptors 13 Source: Invest Ophthalmol Vis Sci. 2016;57:4847–4858.

Rhodopsin-Mediated Autosomal Dominant Retinitis Pigmentosa: Proof of Concept in Mouse and Naturally Occurring Canine Models http://www.pnas.org/content/early/2018/08/14/1805055115 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3327607/ 14

# Vector Construct for IC-100 that is Used for: POC Canine and Planned GLP Tox and Clinical Studies

- Vector: AAV2/5 (serotype 5 capsid and type 2 terminal repeats (TRs))
- Construct: scAAV2/5-H1p-shRNA820-hOP-RHO820, human opsin promoter
- Delivery: Single subretinal injection



AAV2/5 Capsid
WtTR
hOP pro.
SV40 SD/SA
RHO820
SV40 pA
H1 pro.
shRNA820
bGH pA
mTR
Produces healthy wildtype rhodopsin
Knocks down mutated toxic rhodopsin

IVERIC bio
15

Source: PNAS September 4, 2018 115 (36) E8547-E8556.

Canine Model Proof-of-Concept: Rescue in Naturally Occurring RHO Mutant Dogs heterozygous for T4R Mutant Allele (RHOT4R/+) scAAV2/5-H1p-shRNA820 -hOP-RHO820 EM424-OS (displayedOCT as OD) EM425-OS (displayed as OD) Untreated Area: Untreated Area: Photoreceptor Photoreceptor degeneration GFP degenerationRS301 Outer retina 13 weeks post-injection Treatment area: Photoreceptor rescue 16 Source: PNAS September 4, 2018 115 (36) E8547-E8556.

# Canine Model Proof-of-Concept:

## Histology - Preservation of Retinal Anatomy | ERG - Preservation of Retinal Function

### scAAV2/5-H1p-*shRNA820* -hOP-*RHO820:* Rescued Outer Retina

**Anatomy**

EM424OS

**TREATED**


Rho / hCA
ONL
OS
20 µm

**Transition Zone**


Rho / hCA
ONL
100 µm

**UNTREATED**


Rho / hCA
INL
ONL
20 µm

**Function (ERG)**


EM426
Rod
Rod-Cone
Cone
Cone 29Hz
13wks
17wks
27wks
37wks
50 µV
50 µV
20 µV
20 µV
20 ms

**Green:** scAAV2/5-RHO820 -shRNA820

**RED: Balanced Salt Solution (BSS)**

ÏVERIC bio

17

Source: PNAS September 4, 2018 115 (36) E8547-E8556.

# IC-100: RHO-adRP Program Summary

- Potentially first in class and best-in-class
- No clinical stage gene therapy competition
- Mutation independent strategy
  - >150 identified rhodopsin gene (RHO) mutations
- Knockdown and replacement with a single AAV vector
  - Suppression of endogenous mutant toxic rhodopsin protein
  - Replace with healthy rhodopsin protein
- Proof-of-concept in two animal models (canine and mouse)
  - Naturally occurring canine disease model
  - Long-term preservation of retinal structure and function
- Clear path to IND submission
  - Completed: pre-IND FDA meeting
  - Ongoing: IND enabling activities and natural history studies
  - Paragon engaged as manufacturing partner; CMC strategy in place
- Phase 1/2 planned to initiate in 2H 2020

IVERIC bio

Sources: PNAS September 4, 2018 115 (36) E8547-E8556. HUMAN GENE THERAPY 23:356–366 (April 2012).

18

BEST1 Related Retinal Diseases IC-200: AAV2-BEST1 19

IC-200: BEST1 Phase 1/2 Planned to Initiate in 1H 2021 Significant Commercial Opportunity – Estimated prevalence: ~10K - 40K in the US & EU5 combined1 – High unmet need: Bilateral disease caused by mutations in the BEST1 gene, which leads to vitelliform lesion in macular region, macular atrophy and permanent loss of central vision – Potentially first in class and best-in-class: Lead product candidate – no clinical competition currently Compelling Science – Proof of concept established in naturally occurring autosomal recessive canine model Durable efficacy and safety ~ 4 years Clear Path to IND Submission in 1H 2021 – Completed: Pre-IND FDA meeting – Ongoing: Process development at Paragon and Natural History studies – Next Steps: IND-enabling tox study and GMP production 20 1BEST1-related estimate based on data from Ophthalmic Genet. 2017 ; 38(2): 143–147. doi:10.1080/13816810.2016.1175645

# BEST1 - Related Inherited Retinal Diseases

- BEST 1 is predominantly expressed in the retinal pigment epithelium (RPE)
- An integral membrane protein localized to the basolateral plasma membrane
- Over 200 mutations throughout the entire BEST1 gene have been reported
- Prevalence estimates range between ~10K and 40K in the US & EU5 combined based on published literature

**Model of Human Best1**



Source: Invest. Ophthalmol. Vis. Sci.. 2007;48(10):4694-4705. PLoS ONE 2013; 8(10): e75666.

21

# Best Disease (Best Vitelliform Macular Dystrophy)

- An orphan inherited retinal disease caused by mutations in the BEST1 gene, autosomal dominant, generally affecting both eyes
- Best1 protein helps regulate chloride ion traffic in retinal cells
- Dysregulation of intracellular $Ca^{2+}$ and $Cl^-$ leads to microdetatchments



Normal Fovea
Best: Subclinical
Best: Pre-vitelliform
Cone
c-IPM
cMV
RPE
BM/CH
Microdetachment
Ca2+= Cl-
Ca2+ Cl-
Ca2+ Cl-
Healthy photoreceptors
Lack of Best1 protein
Microdetachment

ÏVERIC bio
22

Sources: PNAS 2018,115(12): E2839-E2848; Progress in Retinal and Eye Research 2017,58: 70-88.

Best Disease (Best Vitelliform Macular Dystrophy) Fundus OCT Disease Stages 1. Subclinical Stage 2. Vitelliform Stage Development of microdetatchment 3. Hypopyon stage Progression of microdetatchment 4. Vitelliruptive Stage Thinning and atrophy 5. Macular Atrophy Stage 23 Source: Retina 2018; 38:1041-1046.

# IC-200: Vector Construct

- Vector: AAV2/2 (serotype 2 capsid and type 2 terminal repeats (TRs))
- Construct: AAV2/2- BEST1, human VMD2 promoter
- Delivery: Single subretinal injection


AAV2/2 Capsid
ITR
VMD2/BEST1 promoter
BEST1
SV40 Poly A
ITR
Produces healthy wildtype BEST1 protein

İVERIC bio

24

Sources: PNAS 2018,115(12): E2839-E2848; Progress in Retinal and Eye Research 2017,58: 70-88.

AAV2 Vectors The most widely used AAV vector in pre-clinical and clinical trials targeting the RPE cells AAV2/2 vector serotype has been reported: Safe RPE - Specific Stable AAV2 + hVMD2 (BEST1) promoter: specific + exclusive tropism for RPE cells Native GFP Fluorescence RPE Anti-GFP Antibody RPE 25 Source: PLoS One 2013;8:e75666.

Best1 Overexpression in Wild Type Canine RPE Endogenous Best1 Expression Transgene Best1 Over-Expression Non-transfected Retina Transfected Retina 26 Source: PLoS One 2013;8:e75666.

Best1 Overexpression Reported Safe in Wild Type Canine RPE Control AAV2-hBEST1 Bleb Intact Photoreceptor Layer 27 Sources: PLoS One 2013;8:e75666; Karina E. Guziewicz et al. University of Pennsylvania

Best1 Related Animal Model: Canine Multifocal Retinopathy (cmr) Spontaneous early-onset of disease Featuring the full spectrum of clinical and histologic features observed in BEST1-affected patients Caused by autosomal recessive mutations in BEST1 dog ortholog The 3 identified mutations model all major aspects of known disease- associated mutations in man: cmr1 (C73T/R25X): Early stop mutation, resulting in null phenotype cmr2 (G482A/G161D): missense change, affecting protein folding and trafficking cmr3 (C1388del/P463fs): frameshift mutation: truncating the bestrophin1 C-terminus 28 Source: PLoS One 2013;8:e75666.

Human Disease ~ Naturally Occurring Canine Model 29 Courtesy: Karina E. Guziewicz et al. University of Pennsylvania

BEST1 Mutation: Leads to Abnormal RPE Apical Microvilli



Microvilli
Wild-type
PNA
hCAR
EZRIN
ONL
RPE
Cone-IPM
COS
Cone-MV
Rod-MV
RPE
cBest
PNA
hCAR
EZRIN
ONL
RPE
Cone-IPM
COS
LF
RPE

30

Source: Proc Natl Acad Sci U S A. 2018 Mar 20;115(12):E2839-E2848.

BEST1 Related Inherited Retinal Diseases Proof of Concept in Naturally Occurring BEST1 Canine Model, 3 Different Mutations http://www.pnas.org/content/early/2018/02/28/1720662115 31

# Canine Model Proof-of-Concept: Resolution of Retinal Microdetachment after AAV2-hBEST1 Gene Therapy


Control Injection with BSS
Before injection
BSS: 87 wks post inj
EMC3-OD Control Eye
Microdetachment
Microdetachment
Enlargement
BSS: 103 wks post inj
ONL
SLC16A1
BEST1
PRL
RPE
F-actin
EZRIN
AAV Therapy with Human Transgene
Before injection
AAV: 103 wks post inj
EMC3-OS Study Eye
Microdetachment
Microdetachment
Resolved
AAV: 103 wks post inj
ONL
SLC16A1
BEST1
PRL
RPE
F-actin
EZRIN

32

Source: Proc Natl Acad Sci U S A. 2018 Mar 20;115(12):E2839-E2848.

IC-200: BEST1 Program Summary Potentially first in class and best-in-class No clinical stage competition currently Proof of concept established in the naturally occurring autosomal recessive BEST1 canine model – 3 different mutations – Long-term preservation of retinal structure Clear path to IND submission – Completed: pre-IND FDA meeting – Ongoing: IND enabling activities and natural history studies – Paragon engaged as manufacturing partner (GMP slots secured); CMC strategy in place Phase 1/2 Planned to Initiate in 1H 2021 33 Sources: PNAS September 4, 2018 115 (36) E8547-E8556. HUMAN GENE THERAPY 23:356–366 (April 2012).

Minigene Programs 34

# AAV Vectors Preferred for Ocular Gene Therapy

- FDA Approved (Luxturna®)
- Extensive experience with intraocular application in both humans and animal models
- Well documented safety profile
- Tropism for retinal tissue
- Alternative technologies have inherent challenges (e.g. Lentivirus)
- Limited packaging capacity of < 5kb → Minigene Strategy

The minigene solution:

Engineer AAV-amenable genes that encode functionally optimized proteins

**CEP290 cDNA size: ~8kb** → **miniCEP290 size: <5kb**

IVERIC bio

35

Current minigene Programs Leber Congenital Amaurosis (LCA10): miniCEP290 – Estimated Prevalence: ~2.7K - 4.1K in US & EU5 combined Autosomal Recessive Stargardt Disease: miniABCA4 – Estimated Prevalence: ~62K - 77K US & EU5 combined Usher Syndrome Type 2A & USH2A related nonsyndromatic Autosomal Recessive RP: miniUSH2A – Estimated Combined Prevalence: ~20K - 62K US & EU5 combined LCA10 estimate based on data from various sources including Genetics Home Reference; Am J Hum Genet 2006 Sep; 79(3) 556-561; Gene Reviews, Leber Congenital Amaurosis, Last update May 2, 2013; Human Mutation, Mutation in Brief #956(2007) / Stargardt estimate based on data from National Eye Institute, Genetics Home Reference and Progstar Natural History Study / USH2A estimates based on data from Experimental Eye Research Vol 79, Issue 2, Aug 2004: 167-173. / USH2A estimate based on data from Experimental Eye Research 79 (2004):167-173. J R Soc Med 2006;99:189-191. https://nei.nih.gov/health/ushers/ushers. Otology & Neurology 2018; 40:121-129. 36

miniCEP290: LCA10 Potential Product Candidate Significant Commercial Opportunity – Estimated Prevalence: ~2.7K - 4.1K in US & EU5 combined1 – High Unmet Need: most common cause of LCA with early onset vision loss – Potential for best-in-class: Mutation independent strategy compared to gene editing or RNA approaches Compelling Science – Proof-of-Concept in mouse shows preservation of retinal structure and function Converted option to WW exclusive license in July 2019 – New encouraging results support the potential of minigene in LCA10 – Next steps: Continue to optimize constructs with the goal of identifying a lead product candidate 1LCA10 estimate based on data from various sources including Genetics Home Reference; Am J Hum Genet 2006 Sep; 79(3) 556-561; Gene Reviews, Leber Congenital Amaurosis, Last update May 2, 2013; Human Mutation, Mutation in Brief #956(2007) 37

CEP290 in Leber Congenital Amaurosis Type 10 Light Photoreceptor: The outer segments are filled with membranous discs with rhodopsin, the receptor molecule that initiates a X transduction cascade turning photons into electrical signals X Signal output to cells in theX retina/visual cortex in brain 38 Source: Cilia. 2012 Dec 3;1(1):22.

Leber Congenital Amaurosis Type 10 (CEP290) • CEP290 mutations: one of the most common causes of LCA • Estimated prevalence: ~2.7K - 4.1K in the US & EU5 combined based on published literature • Early onset vision loss • Preserved outer retinal structure in the foveal area • Extinguished Electroretinogram Preservation of foveal outer retinal architecture 39 Source: Ophthalmology 2018 Feb 2. pii: S0161-6420(17)32529-0. doi: 10.1016/j.ophtha.2017.12.013.

miniCEP290: Leber Congenital Amaurosis (CEP290): Preliminary Proof-of-Concept in a Mouse Model of LCA (CEP290)

Human Gene Therapy, Vol. 29, No. 1 | Research Articles

Gene Therapy Using a *miniCEP290* Fragment Delays Photoreceptor Degeneration in a Mouse Model of Leber Congenital Amaurosis

Wei Zhang,[1] Linjing Li,[1] Qin Su,[2] Guangping Gao,[2] and Hemant Khanna[1,2,]

[1]*Department of Ophthalmology and* [2]*Horae Gene Therapy Center, UMASS Medical School, Worcester, Massachusetts*

Published Online: 1 Jan 2018 | https://doi.org/10.1089/hum.2017.049

http://doi.org/10.1089/hum.2017.049

IVERIC bio

40

miniCEP290: LCA10 Preliminary Proof-of-Concept Preliminary proof-of-concept shown in mouse model  ongoing sponsored research to optimize and select lead product candidate MiniCEP290580-1180 GFP (Control) miniCEP290 Preserved photoreceptors (Control) 8 x 109 vg/µl into the subretinal space of Cep290rd16 mouse pups (P0/P1), Week 3 Extinguished ERG: Zero Function Scotopic (control) 41 Source: Hum Gene Ther. 2018 Jan;29(1):42-50.

miniCEP290: LCA10 Potential Product Candidate Potentially best-in-class Mutation independent strategy Replacement of the mutated gene with a novel miniCEP290 in AAV Preliminary proof-of-concept in mouse model – Preservation of retinal structure and function 42

# Autosomal Recessive Stargardt Disease (ABCA4)

- The most common inherited macular dystrophy in both children and adults
- Prevalence estimates range between ~62K - 77K in US & EU5 combined
- ABCA4 gene makes a protein that helps clearing away visual cycle byproducts inside retinal cells
- ABCA4 mutation leads to accumulation of visual cycle byproducts causing retinal cell degeneration and vision loss


Macular Atrophy
Vision Loss

IVERIC bio
43

Stargardt data from National Eye Institute, Genetics Home Reference and Progstar Natural History Study.

miniABCA4: Autosomal Recessive Stargardt Disease (ABCA4) ABCA4 cDNA size: ~7kb and contains multiple functional elements Generate MiniABCA4 Fragments Clone into AAV Vectors Demonstrate In Vitro Protein Expression Proof of Concept (in vivo) Illustration purposes only 44

# miniUSH2A: Overview

- Disease: Mutations in the USH2A gene lead to visual loss in
  - Usher syndrome type 2A: Prevalence estimates range between ~13K – 55K in US & EU5 combined based on published literature
  - USH2A related nonsyndromatic autosomal recessive retinitis pigmentosa: Prevalence estimate of ~7K in US & EU5 combined based on published literature

- Protein: USH2A/Usherin: 5200 amino acids, ~15Kb (too large for AAV delivery)



1
1000
2000
3000
4000
5202
Laminins
EGF-Like
Fibronectin
LamG
Fibronectin
Fibronectin
TM
PDZ
146 516
517
1000 1058 1357 1519 1868 1956
3015 3449
4516
5100 5202

- Technology: Mutation Independent Minigene Delivered with AAV Vector

ÍVERIC bio
45

Source: Experimental Eye Research 79 (2004):167-173. J R Soc Med 2006;99:189-191. https://nei.nih.gov/health/ushers/ushers. Otology & Neurology 2018; 40:121-129.

AAV Gene Delivery Technology • Strategic collaboration with Dr. Guangping Gao – Renowned AAV Pioneer at UMass Medical School • Pilot study to identify and evaluate various AAV capsids and routes of administration • Histology data expected to be received 2H’19 46

# IVERIC bio Gene Therapy Pipeline

Goal: Broadest and deepest inherited retinal disease portfolio

AAV Gene Therapy

| Indication | Research | Pre-clin. | Phase 1/2 | Phase 3 | Planned Milestones |
|---|---|---|---|---|---|
| **IC-100: RHO-adRP (AAV5)** | | | | | • Phase 1/2: plan to initiate **2H 2020** |
| **IC-200: *BEST1*-Related IRDs (AAV2)** | | | | | • Phase 1/2: plan to initiate **1H 2021** |
| **miniCEP290: LCA10** | | | | | • Research results: expected in **2019** |
| **miniABCA4: STGD1** | | | | | • Research results: expected in **2020*** |
| **miniUSH2A: *USH2A*-related IRDs** | | | | | • Recently commenced* |
| **AAV Gene Delivery Technology** | | | | | • Research results: expected in **2019*** |

*We have an option to exclusively in-license intellectual property resulting from ongoing sponsored research.

- Compelling Science
- High Unmet Medical Need & Potential Best-in-Class
- Significant Orphan Patient Populations

IVERIC bio

47

Appendix (Therapeutic Assets Available for Partnering) 48

Zimura Clinical Programs: Update Research/ Indication Pre-clinical Phase 1 Phase 2 Phase 3 Status OPH2003: GA secondary to • Phase 2b ongoing Dry AMD (monotherapy) • Initial top-line data expected Q4 2019 OPH2005: STGD1 • Phase 2b ongoing (monotherapy) • Initial top-line data expected 2H 2020 # of Pts. EX-US Study NA Sites Ex-US Sites Enrolled Countries OPH2003 286 56 6 24 Dry AMD COMPLETE OPH2005 95 15 8 26 Stargardt COMPLETE 49

OPH2003 Geographic Atrophy (GA) Secondary to Dry AMD 50

# OPH2003: Zimura in GA Secondary to Dry AMD – Ongoing

- Phase 2b, randomized, double masked, sham controlled clinical trial
- 3 Cohorts will be included for statistical analysis:
  - Zimura 4mg dose
  - Zimura 2mg dose
  - Sham
- ~ 286 subjects were enrolled for monthly treatment with Zimura or Sham for 18 months
- Primary Efficacy Endpoint
  - Mean rate of change in GA over 12 months measured by fundus autofluorescence (FAF) at three time points
- Top-line Data Expected in 2019
  - Data cleaning activities ongoing
  - Statistical analysis plan (SAP) finalized

IVERIC bio

51

OPH2005 Autosomal Recessive Stargardt Disease Orphan Indication 52

OPH2005: Zimura in AR Stargardt Disease – Ongoing Phase 2b, randomized, double masked, sham controlled clinical trial Two arms: – Zimura 4mg – Sham ~ 95 subjects were enrolled for treatment with Zimura or Sham for 18 months Primary Efficacy Endpoint – Mean rate of change over 18 months in the area of ellipsoid zone defect measured by en face SD-OCT Top -line (18 month) data expected in 2H 2020 – Potential to be used as a registration study 53

HtrA1 Inhibitor Program 54

HtrA1 Inhibitor Program Acquired Inception 4, a privately held company backed by Versant Ventures – Gained worldwide development and commercial rights to HtrA1 inhibitor program to treat age-related retinal diseases – ISEE obtained ~$6.1 million in cash – Versant a major new investor in ISEE (~5.2 million shares) – Versant to identify additional opportunities to potentially expand IVERIC bio pipeline 55

HtrA1 Inhibitor Program: Small Molecules with High Affinity and Specificity for HtrA1 Strong genetic link between HtrA1 & AMD: – Homozygotes have ~8.2 fold increased risk AMD patients overexpress HtrA1: – Increased intracellular expression of HtrA1 inside the RPE cells of AMD patients – Increased HtrA1 staining in a majority of drusen of AMD patients’ donor eyes – Increased HtrA1 protein level in aqueous humor of wet AMD patients Overexpression of HtrA1 protein contributes to AMD: – Damages the extracellular matrix and Bruch’s membrane – Alters and disrupts RPE cells – Upregulates complement – Leads to drusen formation – Interferes with RPE cell function and secondarily impacting photoreceptors Sources: Human Molecular Genetics, 2005: 14, 3227–3236. Arch Ophthalmol. 2007;125:55-62. Aging Cell. 2018 May 5:e12710. doi: 10.1111/acel.12710. [Epub ahead of print]. Investigative Ophthalmology & Visual Science January 2017, Vol.58, 162-167. EBioMedicine 27 (2018) 258–274. Science 2006; 314 (5801), 992-993. Cell Cycle 6:9, 1122-1125, 1 May 2007]. Scientific Reports | 7: 14804 | DOI:10.1038. Invest Ophthalmol Vis Sci. 2010;51:3379–3386. PLoS One. 2011;6(8):e22959. doi: 10.1371/journal.pone.0022959. Invest Ophthalmol Vis Sci. 2010;51:3379–3386. 56

HtrA1 Inhibitor Program Formulation development activities ongoing Small scale API manufacturing ongoing CMO selection process underway for API scale-up and GMP manufacturing Animal PK/ formulation tolerability studies planned 57